UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 48th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 207-6400

350 Park Avenue

20th Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and

Item 7.01 Regulation FD Disclosure

MFA Financial, Inc. (“MFA”) issued a press release, dated May 6, 2021, announcing its financial results for the quarter ended March 31, 2021, which is attached hereto as Exhibit 99.1. In addition, in conjunction with the announcement of its financial results, MFA issued additional information relating to its 2021 first quarter financial results. Such additional information is attached to this report as Exhibit 99.2.

Also on May 6, 2021, the Company issued a press release announcing the execution of a definitive agreement to acquire substantially all of the remaining ownership interests that it does not already own in Lima One Holdings, LLC and made available additional information regarding the transaction. A copy of the press release is attached hereto as Exhibit 99.3 and a copy of the additional information is attached hereto as Exhibit 99.4.

The information referenced in this Current Report on Form 8-K (including Exhibits 99.1, 99.2, 99.3 and 99.4) is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1, 99.2, 99.3 and 99.4) is and will not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as may be expressly set forth by specific reference in such filing.

As discussed therein, the press releases and additional information contain forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Exhibit

99.1	Press Release, dated May 6, 2021, announcing MFA’s financial results for the quarter ended March 31, 2021.

99.2	Additional information relating to the financial results of MFA for the quarter ended March 31, 2021.

99.3	Press Release, dated May 6, 2021, announcing MFA’s agreement to acquire ownership interests of Lima One Holdings, LLC.

99.4	Additional information relating to agreement to acquire ownership interests of Lima One Holdings, LLC.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date: May 6, 2021

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 6, 2021 announcing MFA Financial Inc.’s financial results for the quarter ended March 31, 2021.

99.2	Additional information relating to the financial results of MFA Financial, Inc. for the quarter ended March 31, 2021.

99.3	Press Release, dated May 6, 2021, announcing MFA’s agreement to acquire ownership interests of Lima One Holdings, LLC.

99.4	Additional information relating to agreement to acquire ownership interests of Lima One Holdings, LLC.

104	Cover Page Interactive Data File (formatted as Inline XBRL).